UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 20, 2006

THE CHUBB CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

New Jersey (State or Other Jurisdiction of Incorporation)	1-8661 (Combmission File Number)	13-2595722 (I.R.S. Employer Identification No.)

15 Mountain View Road, P.O. Box 1615, Warren, New Jersey		07061-1615
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (908) 903-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)	On November 20, 2006, James M. Cornelius, a member of the Board of Directors of The Chubb Corporation

 (“Chubb”), notified Chubb of his decision to resign from Chubb’s Board of Directors.  His resignation will take effect as of December 31, 2006.  Mr. Cornelius serves on the Executive Committee of the Board of Directors and is the Chairman of the Audit Committee.  Mr. Cornelius informed Chubb that his resignation was due to the demands of his position as the Interim CEO of Bristol-Myers Squibb, which he assumed as of September 12, 2006, and work-related travel commitments.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHUBB CORPORATION

Date: November 27, 2006	By:	/s/ W. Andrew Macan
Name:W. Andrew Macan
Title:Vice President and Secretary